Exhibit 32.1

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the accompanying Annual Report on Form 10-KSB (the
"Report") of Telemetrix Inc. (the "Company") for the fiscal year ended
December 31, 2003, I, Michael J. Tracy, Chief Executive Officer and Chief
Financial Officer (Principal Executive and Accounting Officer) of the Company,
hereby certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section
906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

     (1) the Report fully complies with the requirements of section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

June 7, 2004

                                       /s/ Michael J. Tracy
                                    Name:  Michael J. Tracy
                                    Title: Chief Executive Officer
                                        and Chief Financial Officer
                                (Principal Executive and Accounting Officer)